Exhibit 10.5

Execution Version

COLLATERAL TRUST AGREEMENT

dated as of March 28, 2017

among

FORESIGHT ENERGY LLC,
 the other Grantors from time to time party hereto,

THE HUNTINGTON NATIONAL BANK,
as Administrative Agent under the Credit Agreement,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee under the Indenture

and

LORD SECURITIES CORPORATION,
as Collateral Trustee

i

EXHIBIT A — Additional Secured Debt Designation

EXHIBIT B — Form of Collateral Trust Joinder—Additional Secured Debt

EXHIBIT C — Form of Collateral Trust Joinder—Additional Grantors

ii

COLLATERAL TRUST AGREEMENT, (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated as of March 28, 2017 among FORESIGHT ENERGY LLC, a Delaware limited liability company (the “Borrower”), the Grantors from time to time party hereto, THE HUNTINGTON NATIONAL BANK, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee, and LORD SECURITIES CORPORATION, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower intends to enter into a Credit and Guaranty Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any replacement thereof if such replacement credit agreement has been designated in accordance Section 3.8 hereof, the “Credit Agreement”) among the Borrower, the Affiliates of the Borrower named therein, the Lenders party thereto, The Huntington National Bank, as facilities administrative agent (in such capacity and together with its successors, the “Administrative Agent”), Lord Securities Corporation, as term administrative agent, and the lenders party thereto, which will provide for a $995,000,000 senior secured credit facilities as of the date hereof.

WHEREAS, the Borrower intends to issue 11.50% Second Lien Senior Secured Notes due 2023 (including any related exchange notes, the “Notes”) in an aggregate principal amount of $425,000,000 pursuant to an Indenture dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Indenture”) among the Borrower, Foresight Energy Finance Corporation, a Delaware corporation, a co-issuer of the Notes, the guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the “Trustee”).

WHEREAS, the Borrower and the other Grantors intend to secure the Obligations under the Credit Agreement, any future Priority Lien Debt and any other Priority Lien Obligations on a priority basis and, subject to such priority, intend to secure the Obligations under the Indenture, any future Parity Lien Debt and any other Parity Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.

WHEREAS, this Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1.         DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1               Defined Terms.  The following terms will have the following meanings:

“Act of Required Secured Parties” means, as to any matter at any time:

(i)  until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Outstanding Loan Threshold Date, a direction in writing delivered to the Collateral Trustee by or with the written consent of, the Required Lenders;

(ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Outstanding Loan Threshold Date, but prior to the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of, the holders of (or the Priority Lien Representatives representing the holders of) more than 50% of the sum of:

(a)    the aggregate outstanding principal amount of Priority Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(b)    other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt;

provided, however, that if at any time prior to the Discharge of Priority Lien Obligations the only remaining Priority Lien Obligations are Secured Hedging Obligations, then the term “Act of Required Secured Parties” will mean the representatives representing the holders of a majority of the aggregate of the Hedging Termination Value or “settlement amount” (or similar term) as defined in the Secured Hedging Agreements (or, with respect to any Secured Hedging Agreement that has been terminated in accordance with its terms, the amount, if any, then due and payable by the Borrower or any other Grantor (exclusive of expenses and similar payments but including any early termination payments then due) under such Secured Hedging Agreement) under all Secured Hedging Agreements; provided further, that any Secured Hedging Agreement with a the Hedging Termination Value or “settlement amount” (or similar term) or termination payment that is a negative number shall be disregarded for purposes of all calculations required by the term “Act of Required Secured Parties;”  and

(iii) at any time after the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the Parity Lien Representatives representing the holders of Parity Lien Debt representing the Required Parity Lien Debtholders.

For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote such Secured Debt and (b) votes will be determined in accordance with Section 7.2.  The Collateral Trustee will not be deemed to have knowledge thereof, unless it receives written notice thereof.

“Additional Secured Debt” has the meaning set forth in Section 3.8(b)(1).

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Administrative Agent” has the meaning set forth in the recitals and its permitted successors and assigns or, in the case of any replacement Credit Agreement designated as such in accordance with Section 3.8 hereof, the administrative agent or other representative under such replacement Credit Agreement.

“Affiliate” means, with respect to a specified Person, any other Person that, directly or indirectly, Controls, or is Controlled by or is under common Control with the Person specified or is a director or officer of the Person specified.

“Affiliate Securities” means all “securities” of any of the Borrower’s “affiliates” (as the terms “securities” and “affiliates” are used in Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended, and any successor rule) including any securities described in Section 4.4(c) hereof.

“Agreement” shall mean this Collateral Trust Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Board of Directors” means (a) with respect to the Borrower, the board of directors of the General Partner and (b) with respect to any other Person, (i) if a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (ii) if a partnership, if the general partner of the partnership is a corporation, the board of directors of the general partner of the partnership and if the general partner of the partnership is a limited liability company, the managing member or members or any controlling committee of managing members thereof of such general partner, and (iii) if any other Person, the board or committee of such Person serving a similar function.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment of any applicable Secured Obligations are authorized or required by law or other governmental action to remain closed.

“Cash Management Bank” means the counterparty to the Borrower or any Restricted Subsidiary of the Borrower under any Secured Cash Management Agreement.

“Class” means (1) in the case of Parity Lien Obligations, every Series of Parity Lien Debt and all other Parity Lien Obligations, taken together, and (2) in the case of Priority Lien

Obligations, every Series of Priority Lien Debt and all other Priority Lien Obligations, taken together.

“Collateral” means, in the case of each Series of Secured Debt, all properties and assets of the Borrower and the other Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Trustee to secure any or all of the Secured Obligations of such Series of Secured Debt, including any property subject to Liens granted pursuant to Section 2.8, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2.  Notwithstanding anything in this Agreement to the contrary, Holdings shall not provide any Collateral to secure the Parity Lien Obligations or with respect to the Junior Trust Estate unless the Borrower, at its sole discretion, provides notice to the Collateral Trustee that a Series of Parity Lien Obligations shall be secured by Collateral of Holdings.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B and (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Controlling Priority Lien Representative” means (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Outstanding Loan Threshold Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Outstanding Loan Threshold Date, the Major Non-Controlling Priority Representative.

“Controlling Representative” means at any time (i) prior to the Discharge of Priority Lien Obligations, the Controlling Priority Lien Representative and (ii) after the Discharge of Priority Lien Obligations, the Parity Lien Representative that represents the Series of Parity Lien Debt with the then largest outstanding principal amount.

“Credit Agreement” has the meaning set forth in the recitals, as amended, amended and restated, supplemented and otherwise modified from time to time.

“Credit Facility” means, if designated by the Borrower to be included in this definition, one or more credit facilities or commercial paper facilities with banks, financial institutions or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or the issuance of letters of credit or bankers’ acceptances or the like, (ii) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments), or (iii) instruments or agreements evidencing any other Debt, in each case, with the same or different borrowers or issuers and, in each case, as amended, restated, modified, supplemented, extended, renewed, refunded, restructured, refinanced or replaced or substituted in whole or in part from time to time and whether by the same or any other agent, trustee, lender or group of lenders or other party, including any refinancing that has been designated in accordance with Section 3.8 hereof.  The Credit Agreement is a Credit Facility.

“DIP Financing” has the meaning set forth in Section 2.8(a).

“Discharge of Credit Agreement Obligations” means that the Priority Lien Obligations pursuant to the Credit Agreement (other than Secured Hedging Obligations and Secured Cash Management Obligations and any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) are no longer secured by, and no longer required to be secured by, the Collateral pursuant to the terms of the Credit Agreement or the other applicable Priority Lien Documents; provided that a Discharge of Credit Agreement Obligations shall be deemed not to have occurred if the Borrower has entered into any replacement credit agreement that has been designated as such in accordance with Section 3.8 hereof.

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(i)  termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(ii)     with respect to each Series of Priority Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt of such Series (other than any undrawn letters of credit) or (y) there has been a legal defeasance, covenant defeasance or satisfaction and discharge pursuant to the terms of the applicable Priority Lien Debt Documents for such Series of Priority Lien Debt;

(iii)    with respect to any undrawn letters of credit constituting Priority Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer and to the holders of the related Series of Priority Lien Debt that has reimbursement obligations with respect thereto have been made;

(iv) payment in full in cash of all other Priority Lien Obligations (other than Secured Hedging Obligations) that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); and

(v) with respect to any Secured Hedging Obligations, (A) the cash collateralization of all such Secured Hedging Obligations on terms satisfactory to each applicable Hedge Bank or the making of such other arrangements satisfactory to the applicable Hedge Bank or (B) the expiration and termination of all Secured Hedging

Agreements evidencing such Secured Hedging Obligations and payment in full in cash of all Secured Hedging Obligations due and payable after giving effect to such expiration and termination;

provided, however, that if, at any time after the Discharge of Priority Lien Obligations has occurred, the Borrower thereafter enters into any Priority Lien Document evidencing a Priority Lien Debt the incurrence of which is not prohibited by any applicable Secured Debt Document, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which the Borrower designates such Funded Debt as Priority Lien Debt in accordance with Section 3.8, the Obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and any Parity Lien Obligations shall be deemed to have been at all times Parity Lien Obligations and at no time Priority Lien Obligations.

“Funded Debt”  means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1)       in respect of borrowed money or advances; or

(2)       evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

For the avoidance of doubt, “Funded Debt” shall not include Secured Hedging Obligations or Secured Cash Management Obligations.

“General Partner” means Foresight Energy GP, LLC, a Delaware limited liability company, and any successor (by merger, consolidation, amalgamation or otherwise) general partner of Holdings.

“Grantors” means the Borrower, the Guarantors, and any other Person (if any) that at any time provides collateral security for any Secured Obligations (it being understood and agreed that Holdings shall be a Grantor with respect to Priority Lien Obligations but not a Grantor with respect to Parity Lien Obligations unless the Borrower, at its sole discretion, provides notice to the Collateral Trustee that a Series of Parity Lien Obligations shall be secured by Collateral of Holdings).

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guarantor” means, with respect to any Priority Lien Obligations, each Person who has Guaranteed payment of any Priority Lien Obligations and, with respect to any Parity Lien Obligations, each Person who has Guaranteed payment of any Parity Lien Obligations (it being understood and agreed that Holdings shall be a Guarantor with respect to Priority Lien Obligations but not a Guarantor with respect to Parity Lien Obligations unless the Borrower, at its sole discretion, provides notice to the Collateral Trustee that a Series of Parity Lien Obligations shall be guaranteed by Holdings).

“Hedge Bank” means the counterparty to the Borrower or any Restricted Subsidiary of the Borrower under any Secured Hedging Agreement.

“Hedging Termination Value” has the meaning ascribed to such term in the Credit Agreement.

“Holdings” means Foresight Energy LP, a Delaware limited partnership, and any successor to Holdings by merger, consolidation, amalgamation or otherwise.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Borrower, any of its Subsidiaries or any other Grantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.12(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1) any voluntary or involuntary case commenced by or against the Borrower or any other Grantor under the Bankruptcy Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization, receivership, liquidation or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Trust Estate” has the meaning set forth in Section 2.2.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing).

“Major Non-Controlling Priority Representative” means (i) prior to an Outstanding Loan Threshold Date, the Priority Lien Representative of a Series of Priority Lien Debt (other than the Administrative Agent with respect to the Priority Lien Debt pursuant to the Credit Agreement) that constitutes the largest outstanding principal amount of any then outstanding Series of Priority Lien Debt (provided, however, that if there are two outstanding Series of Priority Lien Debt which have an equal outstanding principal amount, the Series of Priority Lien Debt with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this clause (i)) and (ii) on or after an Outstanding Loan Threshold Date, the Priority Lien Representative of the Series of Priority Lien Debt that constitutes the largest outstanding principal amount of any then outstanding Series of Priority Lien Debt (provided, however, that if there are two outstanding Series of Priority Lien Debt which have an equal outstanding principal amount, the Series of Priority Lien Debt with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this clause (ii)).  For purposes of this definition, “principal amount” shall be deemed to include the face amount of any outstanding letter of credit issued and unused commitments under the particular Series.

“Modification” has the meaning set forth in Section 3.8(d)(1).

“Mortgage” has the meaning set forth in Section 3.8(d)(1).

“Mortgaged Property” has the meaning set forth in Section 3.8(d)(1).

“Notes” has the meaning set forth in the recitals.

“Note Documents” means the Indenture, the Notes and the Parity Lien Security Documents securing the Obligations in respect thereof.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (at the rate specified in the applicable Secured Debt Documents, including any applicable post-default rate), premium (if any), fees, indemnifications, reimbursements, expenses and other charges and liabilities payable under the documentation governing any Secured Obligations, including any and all interest, premium, fees, indemnifications, reimbursements, expenses and other charges and liabilities accruing or incurred after the commencement of any Insolvency or Liquidation Proceeding pursuant to the applicable Secured Debt Documents, even if any of the foregoing is not enforceable, allowable or allowed as a claim in such proceeding.

“Officer” means, with respect to any person, the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person or any parent thereof.

“Officer’s Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Borrower by an Officer of the Borrower, including:

(a) a statement that the Person making such certificate has read such covenant or condition; and

(b)     a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Outstanding Loan Threshold Date” means the date that both (x) the outstanding principal amount of, without duplication, Loans, L/C Obligations and unused Revolving Loan Commitments (each as defined in the Credit Agreement) under the Credit Agreement (or the aggregate outstanding principal amount of all loans or other evidences of indebtedness, issued and outstanding letters of credit and commitments in respect thereof under any replacement Credit Agreement designated as such in accordance with Section 3.8) is less than 15% of the aggregate outstanding principal amount of all Priority Lien Debt and (y) the aggregate outstanding principal amount of another Series of Priority Lien Debt exceeds the outstanding principal amount of, without duplication, Loans. L/C Obligations and unused Revolving Loan Commitments under the Credit Agreement.

“Parity Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Trustee, at any time, upon any property of the Borrower or any other Grantor to secure Parity Lien Obligations.

“Parity Lien Adequate Protection Payments” has the meaning set forth in Section 2.8(c).

“Parity Lien Debt” means:

(1) the Notes issued on the date hereof until such time as the Liens securing such Debt are released in accordance with their respective terms; and

(2) any other Funded Debt (including additional Notes) that is secured equally and ratably with the Notes by a Parity Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in clause (2) of this definition, that:

(a)    on or before the date on which such Funded Debt is incurred by the Borrower or by a Grantor, such Funded Debt is designated by the Borrower as “Parity Lien Debt” for the purposes of the Secured Debt Documents in an

Additional Secured Debt Designation executed and delivered in accordance with Section 3.8; provided, that no Funded Debt may be designated as both Parity Lien Debt and Priority Lien Debt; and

(b)  unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Parity Lien Debt whose Secured Debt Representative is already party to this Agreement, the Parity Lien Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b).

“Parity Lien Documents” means, collectively, the Note Documents and any other indenture, credit agreement or other agreement pursuant to which any Parity Lien Debt is incurred and the Parity Lien Security Documents.

“Parity Lien Obligations” means Parity Lien Debt and all other Obligations in respect thereof including, without limitation interest and premium (if any) (including Post-Petition Interest whether or not allowable), and all guarantees of any of the foregoing.

“Parity Lien Representative” means:

(1) in the case of the Notes, the Trustee; and

(2)     in the case of any other Series of Parity Lien Debt, the trustee, agent or representative of the holders of such Series of Parity Lien Debt who maintains the transfer register for such Series of Parity Lien Debt and (A) is appointed as a Parity Lien Representative (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity, and (B) who has executed a Collateral Trust Joinder, together with its successor in such capacity.

“Parity Lien Secured Parties” means the holders of Parity Lien Obligations and each Parity Lien Representative.

“Parity Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Parity Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Pay-Over Amount” has the meaning set forth in Section 2.8(c).

“Permitted Prior Lien” means any Lien that has priority over the Lien of the Collateral Trustee for the benefit of the Priority Lien Secured Parties which Lien was permitted under each Priority Lien Document.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Priority Lien Documents or Parity Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency of Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Code or in any such Insolvency or Liquidation Proceeding.

“Priority Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Trustee, at any time, upon any property of the Borrower or any other Grantor to secure Priority Lien Obligations.

“Priority Lien Debt” means:

(1)                                 any Funded Debt now or hereafter incurred under the Credit Agreement that is secured by a Priority Lien and that is permitted to be incurred and secured under each applicable Secured Debt Document; and

(2)                                 any other Funded Debt (including, without limitation (x) Funded Debt incurred under any replacement Credit Agreement and (y) borrowings under any other Credit Facility) that is secured by a Priority Lien and that is permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in this clause (2), that:

(a)            on or before the date on which such Funded Debt is incurred by the Borrower or by a Grantor, such Funded Debt is designated by the Borrower as “Priority Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(b); provided, that no Funded Debt may be designated as both Parity Lien Debt and Priority Lien Debt; and

(b)            unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Priority Lien Debt whose Secured Debt Representative is already party to this Agreement, the Priority Lien Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b).

For the avoidance of doubt, Secured Hedging Obligations and Secured Cash Management Obligations do not constitute Priority Lien Debt but constitute Priority Lien Obligations. Secured Hedging Obligations and Secured Cash Management Obligations that are contemplated to be secured pursuant to the provisions of the Priority Lien Documents (excluding, for the purposes of this sentence, any Priority Lien Security Documents) with respect a specific Series of Priority Lien Debt shall be “related to” such Series of Priority Lien Debt for purposes of this Agreement.

“Priority Lien Documents” means, collectively, the Credit Agreement and any other indenture, credit agreement or other agreement pursuant to which any Priority Lien Debt is incurred and the Priority Lien Security Documents.

“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of Priority Lien Debt, including without limitation any Post-Petition Interest whether or not allowable, together with all Secured Hedging Obligations and Secured Cash Management Obligations and all guarantees of any of the foregoing.  In addition to the foregoing, all obligations owing to the Collateral Trustee in its capacity as such, whether pursuant to this Agreement or one or more of the Priority Lien Documents or Parity Lien Documents, shall in each case be deemed to constitute Priority Lien Obligations (with the obligations described in this sentence being herein the “Collateral Trustee Obligations”), which Collateral Trustee Obligations shall be entitled to the priority provided in clause FIRST of Section 3.4(a).

“Priority Lien Representative” means:

(a) in the case of the Credit Agreement, the Administrative Agent; and

(b) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt and is appointed as a representative of the Priority Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Priority Lien Debt, and who has executed a Collateral Trust Joinder, together with any successor in such capacity.

“Priority Lien Secured Parties” means the holders of Priority Lien Obligations, each Priority Lien Representative and the Collateral Trustee.

“Priority Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Priority Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Real Property” means, collectively, all right, title and interest (including any leasehold or mineral estate) in and to any and all parcels of real property owned or operated, whether by lease, license or other use agreement, including but not limited to, Mortgaged Property, coal leases and surface use agreements.

“Recovery” has the meaning set forth in Section 2.8(f).

“Reference Date” has the meaning set forth in Section 3.8(e).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, trustees, employees, agents, attorneys, advisors or controlling persons of such Person and of such Person’s Affiliates.

“Required Lenders” means the “Required Lenders” (or an equivalent term with substantially the same meaning) under and as defined in the Credit Agreement.

“Required Parity Lien Debtholders” means, at any time, the holders of a majority in aggregate principal amount of all Parity Lien Debt then outstanding, calculated in accordance with the provisions of Section 7.2.  For purposes of this definition, Parity Lien Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower (as certified in writing to the Collateral Trustee by the applicable Secured Debt Representative (other than the Trustee) or by the Borrower in the case of the Indenture) will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote any of the Parity Lien Debt.

“Secured Cash Management Agreement” means any agreement to provide any of the following services: (a) the execution or processing of electronic transfers of funds by automated clearing house transfer, wire transfer or otherwise to or from the deposit accounts of the Borrower and/or any Restricted Subsidiary of the Borrower, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, (c) any other treasury, deposit, disbursement, overdraft, and cash management services afforded to the Borrower or any Restricted Subsidiary of the Borrower, and (d) stored value card, commercial credit card and merchant card services, in each case, that is secured under the Priority Lien Documents.

“Secured Cash Management Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary of the Borrower in respect of any Secured Cash Management Agreement.

“Secured Debt” means Parity Lien Debt and Priority Lien Debt.

“Secured Debt Default” means any event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” means the Parity Lien Documents and the Priority Lien Documents.

“Secured Debt Representative” means each Parity Lien Representative and each Priority Lien Representative.

“Secured Hedging Agreement” means (A) any Specified Secured Hedging Agreement and (B) (i) any interest rate swap agreement, interest rate cap agreement, interest rate future agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect against or mitigate interest rate risk, (ii) any foreign exchange forward contract, currency swap agreement, futures contract, option contract, synthetic cap or other agreement or arrangement designed to protect against or mitigate foreign exchange risk or (iii) any commodity or raw material, including coal, futures contract, commodity hedge agreement, option agreement, any actual or synthetic forward sale contract or other similar device or instrument or any other agreement designed to protect against or mitigate commodity price exposure or raw material price risk (which shall for the avoidance of doubt include any forward purchase and sale of coal for which full or partial payment is required or received), in each case, that is secured under the Priority Lien Documents.

“Secured Hedging Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary of the Borrower in respect of any Secured Hedging Agreement.

“Secured Obligations” means Parity Lien Obligations and Priority Lien Obligations.

“Secured Parties” means the holders of Secured Obligations, the Secured Debt Representatives and the Collateral Trustee.

“Security Documents” means this Agreement, any applicable intercreditor agreement, each Collateral Trust Joinder, each Priority Lien Security Document and each Parity Lien Security Document, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Senior Trust Estate” has the meaning set forth in Section 2.1.

“Series of Parity Lien Debt” means, severally, the Notes and each other issue or series of Parity Lien Debt for which a single transfer register is maintained.  For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Parity Lien Document shall be part of the same Series of Parity Lien Debt as all other Parity Lien Debt incurred pursuant to such Parity Lien Document.

“Series of Priority Lien Debt” means, severally, Funded Debt under the Credit Agreement and each other issue or series of Priority Lien Debt for which a single transfer register is maintained.  For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Priority Lien Document shall be part of the same Series of Priority Lien Debt as all other Priority Lien Debt incurred pursuant to such Priority Lien Document.

“Series of Secured Debt” means, severally, each Series of Priority Lien Debt and each Series of Parity Lien Debt.

“Short Fall” has the meaning set forth in Section 2.8(c).

“Specified Secured Hedging Agreement” has the meaning assigned to the defined term “Secured Hedging Agreement” in the Credit Agreement.

“Standstill Period” has the meaning set forth in Section 2.4(a).

“Subsidiary” means with respect to any Person, any corporation, association, limited liability company or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower..

“Trustee” has the meaning set forth in the recitals.

“Trust Estates” has the meaning set forth in Section 2.2.

“UCC”  means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

SECTION 1.2                                             Other Definition Provisions.

(a)                                 The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified.  References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d)                                 The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e)                                  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f)                                   All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g)                                  Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Indenture and (2) prior to the Discharge of Priority Lien Obligations, approved in a writing delivered to the Trustee and the Collateral Trustee by, or on behalf of, the requisite Priority Lien Secured Parties as are needed (if any) under the terms of the applicable Priority Lien Documents to approve such amendment or modification.  Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter or credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it.  Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE 2.                                              THE TRUST ESTATES

SECTION 2.1                                             Declaration of Senior Trust.

To secure the payment of the Priority Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, each of the Grantors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Priority Lien Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Trustee under any Priority Lien Security Document for the equal and ratable benefit of the Priority Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Priority Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Senior Trust Estate in trust for the benefit solely and exclusively of all current and future Priority Lien Secured Parties as security for the payment of all present and future Priority Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Priority Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Senior Trust Estate;

(3)    no monetary obligation (other than indemnification and other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Borrower delivers to the Collateral Trustee an Officer’s Certificate stating that all Priority Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Priority Lien Documents and that the Grantors are not required by any Priority Lien Document to grant any Priority Lien upon any property, then the senior trust arising hereunder will terminate (subject to any reinstatement pursuant to Sections 2.8(e), 3.8(e) or 7.21 hereof), except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Senior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.2                                             Declaration of Junior Trust.

To secure the payment of the Parity Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Grantors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Parity Lien Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Trustee under any Parity Lien Security Document for the equal and ratable benefit of the Parity Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Parity Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Junior Trust Estate in trust for the benefit solely and exclusively of all current and future Parity Lien Secured Parties as security for the payment of all present and future Parity Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Parity Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Junior Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4)    the Borrower delivers to the Collateral Trustee an Officer’s Certificate stating that all Parity Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Documents and that the Grantors are not required by any Parity Lien Document to grant any Parity Lien upon any property, then the junior trust arising hereunder will terminate, except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Junior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.3                                             Priority of Liens between Classes.

Notwithstanding anything else contained herein or in any other Security Document, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Parity Lien Obligations granted on the Collateral or of any Liens securing the Priority Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Parity Lien Debt or the time of incurrence of any other Priority Lien Obligation or Parity Lien Obligation or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Obligations or the Parity Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Parity Lien Secured Parties and Priority Lien Secured Parties represented by them that:

(1)                                 this Agreement and the other Security Documents create two separate and distinct Trust Estates and Liens: (i) the Senior Trust Estate and Priority Lien securing the payment and performance of the Priority Lien Obligations and (ii) the Junior Trust Estate and Parity Lien securing the payment and performance of the Parity Lien Obligations; and

(2)                                 any Liens on Collateral securing the Parity Lien Obligations now or hereafter held by the Collateral Trustee for the benefit of the Parity Lien Secured Parties or held by any Parity Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subordinate to any Liens on Collateral securing the Priority Lien Obligations.

For the avoidance of doubt, in the event that any Parity Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

SECTION 2.4                                             Restrictions on Enforcement of Parity Liens; Prohibition on Contesting Liens.

(a)                                 Until the Discharge of Priority Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Priority Lien Secured Parties will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Trustee with respect to each of the Priority Lien Security Documents and the Parity Lien Security Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral (including, without limitation, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) and no Parity Lien Representative or Parity Lien Secured Party may authorize or direct the Collateral Trustee with respect to such matters; provided, however, that the Required Parity Lien Debtholders (or any Parity Lien Representative representing such Required Parity Lien Debtholders)  may so direct the Collateral Trustee with respect to the enforcement of Parity Lien Security Documents and rights and remedies against the Collateral thereunder after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which any Parity Lien Representative has declared the existence of any Event of Default under (and as defined in) any Parity Lien Document and demanded the repayment of all the principal amount of all Parity Lien Obligations thereunder; and (ii) the date on which the Collateral Trustee and each Priority Lien Representative has received notice from such Parity Lien Representative of such declaration of an Event of Default and the acceleration of such Parity Lien Obligations (the “Standstill Period”); provided further that notwithstanding anything herein to the contrary, (x) in no event shall any Parity Lien Debtholder or Parity Lien Representative so authorize or direct the Collateral Trustee if, notwithstanding the expiration of the Standstill Period, the Priority Lien Secured Parties or a Priority Lien Representative shall have caused the Collateral Trustee to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral and (y) the Standstill Period shall be stayed and shall not expire and shall be deemed not to have occurred (i) at any time the Collateral Trustee has commenced and is diligently pursuing any enforcement action with respect to all or any material portion of the Collateral (with prompt written notice of the commencement of such action to be given to the Parity Lien Representatives) and (ii) at any time the Grantor which has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.  Notwithstanding the foregoing, the requisite Parity Lien Secured

Parties may direct the Collateral Trustee or the Parity Lien Representative, as applicable, in accordance with the Parity Lien Documents and, in the case of subclauses (5) and (6) below, any Parity Lien Secured Party may:

(1)                                 without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations;

(2)                                 as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce any right to claim, take or receive proceeds of Collateral remaining after the Discharge of Priority Lien Obligations;

(3)                                 as necessary to perfect or establish the priority (subject to Priority Liens) of the Parity Liens upon any Collateral, provided, that, prior to the Discharge of the Priority Lien Obligations, the Parity Lien Representative and Parity Lien Secured Parties may not require the Collateral Trustee to take any action to perfect any Collateral through possession or control other than the Collateral Trustee taking any action for possession or control required by the Priority Lien Secured Documents and the Collateral Trustee agreeing pursuant to Section 7.4 that the Collateral Trustee as agent for the benefit of the Priority Lien Secured Parties agrees to act as bailee and/or agent for the Collateral Trustee for the benefit of the Parity Lien Secured Parties as specified in this Section 7.4;

(4)                                 as necessary to create, prove, preserve or protect (but not enforce) its rights in and perfection and priority of the Parity Liens upon any Collateral;

(5)                                 file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Parity Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(6)                                 vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim or statement of interest, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Parity Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), any Parity Lien Representative or any Parity Lien Secured Party may be inconsistent with the provisions of this Agreement;

(b)                                 Until the Discharge of Priority Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, none of the Parity Lien Secured Parties, the Collateral Trustee (unless acting pursuant to an Act of Required Secured Parties) or any Parity Lien Representative will:

(1)                                 request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Priority Lien Secured Parties in respect of the Priority Liens (subject to the exceptions set forth above in clauses (a)(1) through (a)(6)) or that would limit, invalidate, avoid or set aside any Priority Lien or subordinate the Priority Liens to the Parity Liens or grant the Parity Liens equal ranking to the Priority Liens;

(2)                                 oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Priority Liens made by any Priority Lien Secured Party or any Priority Lien Representative in any Insolvency or Liquidation Proceeding;

(3)                                 oppose or otherwise contest any lawful exercise by any Priority Lien Secured Party or any Priority Lien Representative of the right to credit bid Priority Lien Debt at any sale of Collateral in foreclosure of Priority Liens;

(4)                                 oppose or otherwise contest any other request for judicial relief made in any court by any holder of Priority Lien Obligations or any Priority Lien Representative relating to the lawful enforcement of any Priority Lien;

(5)                                 contest, protest or object to any foreclosure proceeding or action brought by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Secured Party or any other exercise by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Secured Party of any rights and remedies relating to the Collateral under the Priority Lien Documents or otherwise and each Parity Lien Representative on behalf of itself and each Parity Lien Secured Party hereby waives any and all rights it may have to object to the time or manner in which the Collateral Trustee, any Priority Lien Representative or any Priority Lien Secured Party seeks to enforce the Priority Lien Obligations or the Priority Liens, in each case, subject to the exceptions set forth above in clauses (a)(1) through (a)(6);

(6)                                 contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity, enforceability, perfection, priority or extent of the Priority Liens or the amount, nature or extent of the Priority Lien Obligations; or

(7)                                 object to the forbearance by the Collateral Trustee from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; provided, that notwithstanding the foregoing, the Required Parity Lien Debtholders (or any Parity Lien Representative representing such Required Parity Lien Debtholders) may direct the Collateral Trustee with respect to the enforcement of Parity Lien Security Documents and rights and remedies against the Collateral after expiration of the Standstill Period to the extent provided in Section 2.4.

Except as specifically set forth in this Agreement, both before and during an Insolvency or Liquidation Proceeding, the Parity Lien Secured Parties and the Parity Lien Representatives may

take any actions and exercise any and all rights that would be available to a holder of unsecured claims so long as such actions and exercise of rights do not violate any express provision of this Agreement.

(c)                                  At any time prior to the Discharge of Priority Lien Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor or (2) the Collateral Trustee and each Parity Lien Representative have received written notice from any Priority Lien Representative at the direction of an Act of Required Secured Parties stating that (A) any Series of Priority Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of Priority Liens under one or more Series of Priority Lien Debt have become entitled under any Priority Lien Documents to enforce any or all of the Priority Liens by reason of a default under such Priority Lien Documents and have commenced enforcement actions with respect thereto, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Borrower or any other Grantor to the Trustee (other than fees, expenses, disbursements and indemnities of the Trustee, including fees, expenses and disbursements of counsel to the Trustee), the Collateral Trustee (other than payments to the Collateral Trustee for the benefit of the Priority Lien Secured Parties) or any other Parity Lien Secured Party (including, without limitation, payments and prepayments made from such proceeds or application to Parity Lien Obligations and all other payments and deposits made from such proceeds pursuant to any provision of any Parity Lien Document).

(d)                                 All proceeds of Collateral received by the Collateral Trustee, any Parity Lien Representative or any Parity Lien Secured Party in violation of Section 2.4(b) or 2.4(c) and all proceeds of Collateral received by any Parity Lien Representative or any Parity Lien Secured Party in connection with any exercise of remedies against the Collateral will be held by the Collateral Trustee, the applicable Parity Lien Representative or the applicable Parity Lien Secured Party in trust for the account of the Priority Lien Secured Parties and remitted to the Collateral Trustee upon demand by the Collateral Trustee or any Priority Lien Representative for application in accordance with Section 3.4 hereof.  The Parity Liens will remain attached to and enforceable against all proceeds so held or remitted until applied to satisfy the Priority Lien Obligations.  All proceeds of Collateral received by the Collateral Trustee, Parity Lien Secured Parties and Parity Lien Representatives not in violation of Section 2.4(b) or 2.4(c) and not in connection with any exercise of remedies against any Collateral will be received by the Collateral Trustee, Parity Lien Secured Parties and the Parity Lien Representatives free from the Priority Liens and all other Liens except the Parity Liens.

SECTION 2.5                                             Waiver of Right of Marshaling.

(a)                                 Prior to the Discharge of Priority Lien Obligations, Parity Lien Secured Parties, each Parity Lien Representative and the Collateral Trustee may not assert or enforce any marshaling, appraisal, valuation or other similar right accorded to a junior lienholder, as against the Priority Lien Secured Parties or the Priority Lien Representatives (in their capacity as priority lienholders).

(b)                                 Following the Discharge of Priority Lien Obligations, the Parity Lien Secured Parties and any Parity Lien Representative may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the Priority Lien Secured Parties.

SECTION 2.6                                             Discretion in Enforcement of Priority Liens.

(a)                                 In exercising rights and remedies with respect to the Collateral, at any time prior to a Discharge of Priority Lien Obligations the Priority Lien Secured Parties and the Priority Lien Representatives shall have the exclusive right to enforce (or refrain from enforcing) the provisions of the Priority Lien Documents and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(1)                                 the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Priority Lien Obligations;

(2)                                 the enforcement or forbearance from enforcement of any Priority Lien in respect of the Collateral;

(3)                                 the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Senior Trust Estate to the extent provided in the Priority Lien Security Documents;

(4)                                 the acceptance of the Collateral in full or partial satisfaction of the Priority Lien Obligations; and

(5)                                 the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

Notwithstanding the foregoing, the Parity Lien Secured Party may direct the Collateral Trustee or the Parity Lien Representative, as applicable, as set forth in the second sentence of Section 2.4(a).

SECTION 2.7                                             Amendments to Priority Lien Documents and Discretion in Enforcement of Priority Lien Obligations.

Without in any way limiting the generality of Section 2.6, the Priority Lien Secured Parties and the Priority Lien Representatives may, at any time and from time to time, without the consent of or notice to the Parity Lien Secured Parties or the Parity Lien Representatives, without incurring responsibility to the Parity Lien Secured Parties and the Parity Lien Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Parity Lien Secured Parties and the Parity Lien Representatives, do any one or more of the following:

(1)                                 change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Priority Lien Obligations, or otherwise amend or supplement in any manner the Priority Lien Obligations, or any instrument evidencing the Priority Lien Obligations or any agreement under which the Priority Lien Obligations are outstanding including, without limitation, increasing the principal amount thereof and/or the applicable margin or similar component of interest rate;

(2)                                 release any Person or entity liable in any manner for the collection of the Priority Lien Obligations;

(3)                                 release the Priority Lien on any Collateral; and

(4)                                 exercise or refrain from exercising any rights against any Grantor.

SECTION 2.8                                             Insolvency or Liquidation Proceedings.

(a)                                 If in any Insolvency or Liquidation Proceeding and prior to the Discharge of Priority Lien Obligations, the Priority Lien Secured Parties by an Act of Required Secured Parties shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), or to permit the Borrower or any other Grantor to obtain financing, whether from the Priority Lien Secured Parties or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then each of the Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative for itself and on behalf of the other Parity Lien Secured Parties represented by it, agrees that it will raise no objection to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the Priority Lien Secured Parties) and to the extent the Liens securing the Priority Lien Obligations are subordinated to or pari passu with such DIP Financing, the Collateral Trustee will subordinate its Parity Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and to all carve-outs to which the DIP Financing is subordinate and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Priority Lien Secured Parties or to the extent permitted by Section 2.8(c)); provided that the Parity Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or DIP Financing that are materially prejudicial to their interests.  No Parity Lien Secured Party may provide DIP Financing to a Borrower or other Grantor secured by Liens equal or senior in priority to the Liens securing any Priority Lien Obligations, provided that if no Priority Lien Secured Party offers to provide DIP Financing to the extent permitted under this Section 2.8(a) on or before the date of the hearing to approve DIP Financing, then a Parity Lien Secured Party may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any Priority Lien Obligations, and the Priority Lien Secured Parties may object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Parity Lien Obligations.  Each of the Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative on behalf of itself and the Parity Lien

Secured Parties represented by it agree that each of them will not seek consultation rights in connection with, and will raise no objection or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite Priority Lien Secured Parties have consented to such sale, liquidation or other disposition.  Each of the Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative on behalf of itself and the Parity Lien Secured Parties represented by it further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if the requisite Priority Lien Secured Parties have consented to such (i) retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) sale, liquidation or disposition of such assets, in which event the Parity Lien Secured Parties will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such motion does not impair the rights of the Parity Lien Secured Parties under Section 363(k) of the Bankruptcy Code.

(b)                                 Until the Discharge of Priority Lien Obligations has occurred, the Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative, for itself and on behalf of the other Parity Lien Secured Parties represented by it, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the requisite Priority Lien Secured Parties, unless a motion for adequate protection permitted under Section 2.8(c) has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by the Priority Lien Secured Parties for relief from such stay.

(c)                                  The Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative, for itself and on behalf of the other Parity Lien Secured Parties represented by it, agrees that none of them shall contest (or support any other Person contesting): (1) any request by the Priority Lien Representatives or the Priority Lien Secured Parties for adequate protection under any Bankruptcy Law; or (2) any objection by the Priority Lien Representatives or the Priority Lien Secured Parties to any motion, relief, action or proceeding based on the Priority Lien Secured Parties claiming a lack of adequate protection.  Notwithstanding the foregoing provisions in this Section 2.8(c), in any Insolvency or Liquidation Proceeding: (1) if the Priority Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Collateral Trustee (on behalf of the Parity Lien Secured Parties) or Parity Lien Representative, on behalf of itself or any of the other Parity Lien Secured Parties represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Priority Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Parity Lien Obligations are so subordinated to the Liens securing the Priority Lien Obligations under this Agreement; and (2) each of the Collateral Trustee, the Parity Lien Representatives and the Parity Lien Secured Parties shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the Priority Lien Obligations, the Collateral Trustee, on behalf of the

Priority Lien Secured Parties, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the Priority Lien Obligations, the Collateral Trustee, on behalf of the Priority Lien Secured Parties, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the Priority Lien Obligations, the Collateral Trustee, on behalf of the Priority Lien Secured Parties, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative on behalf of the Parity Lien Secured Parties represented by it; and (D) cash payments with respect to interest on the Parity Lien Obligations; provided that (1) as adequate protection for the Priority Lien Obligations, the Collateral Trustee, on behalf of the Priority Lien Secured Parties, is also granted cash payments with respect to interest on the Priority Lien Obligations, and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Parity Lien Obligations outstanding on the date such relief is granted at the interest rate under the Parity Lien Documents and accruing from the date the Collateral Trustee (on behalf of the Priority Lien Secured Parties) or the Priority Lien Representatives on behalf of the Priority Lien Secured Parties represented by them is granted such relief.  If any Parity Lien Secured Party receives post-petition interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Parity Lien Adequate Protection Payments”), and the Priority Lien Secured Parties do not receive payment in full in cash of all Priority Lien Obligations upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then, each Parity Lien Secured Party shall pay over to the Priority Lien Secured Party an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Parity Lien Adequate Protection Payments received by such Parity Lien Secured Parties and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the Priority Lien Obligations; provided that to the extent any portion of the Short Fall represents payments received by the Priority Lien Secured Parties in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the Priority Lien Secured Parties shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, pro rata, equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Parity Lien Secured Parties in exchange for the Pay-Over Amount.  Notwithstanding anything herein to the contrary, the Priority Lien Secured Parties shall not be deemed to have consented to, and expressly retain their rights to object to the payment of post-petition interest in respect of any Parity Lien Obligations or the grant of adequate protection in the form of cash payments to the Parity Lien Secured Parties made pursuant to this Section 2.8(c).

(d)                                 Nothing contained herein shall prohibit or in any way limit the Priority Lien Representative or any Priority Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties, including the seeking by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties of adequate protection or the asserting by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties of any of its rights and remedies under the Parity Lien Documents or otherwise.

(e)                                  If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of Priority Lien Obligations (a “Recovery”), then such Priority Lien Secured Party shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Priority Lien Obligations shall be deemed not to have occurred for all purposes hereunder.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f)                                   The Collateral Trustee (on behalf of the Parity Lien Secured Parties) and each Parity Lien Representative, for itself and on behalf of the Parity Lien Secured Parties, and the Collateral Trustee (on behalf of the Priority Lien Secured Parties) and each Priority Lien Representative for itself and on behalf of the Priority Lien Secured Parties for whom it acts as representative, acknowledges and agrees that

(1)                                 the grants of Liens pursuant to the Priority Lien Security Documents and the Parity Lien Security Documents constitute two separate and distinct grants of Liens; and

(2)                                 because of, among other things, their differing rights in the Collateral, the Parity Lien Obligations are fundamentally different from the Priority Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Priority Lien Secured Parties and the Parity Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Parity Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Priority Lien Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Parity Lien Secured Parties with respect to the Collateral, with the Collateral Trustee (on behalf of the Parity Lien Secured Parties)  or each Parity Lien Representative, as applicable, for itself and on behalf of the Parity Lien Secured Parties for whom it acts as representative, hereby acknowledging and agreeing to turn over to the Priority Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (even if such turnover has the effect of reducing the claim or recovery of the Parity Lien Secured Parties).

Notwithstanding any other provision hereof to the contrary, each Parity Lien Representative, for itself and on behalf of each other Parity Lien Secured Party represented by it, agrees that (A) without the consent of the requisite Priority Lien Secured Parties, none of such Parity Lien Representative, the Parity Lien Secured Parties represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any plan of reorganization that provides for the impairment of repayment of the Priority Lien Obligations unless the Priority Lien Secured Parties or the Priority Lien Representative, in each case, specified in clause (i) or (ii) of the definition of Act of Required Secured Parties shall have consented to such plan in writing.

(g)                                  The parties to this Agreement acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Bankruptcy Proceeding.  All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Bankruptcy Proceeding.

SECTION 2.9                                             Collateral Shared Equally and Ratably within Class.

The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the equal and ratable benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations within such Class and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Parity Lien Debt or the time of incurrence of any other Priority Lien Obligation or Parity Lien Obligation,  or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Obligations or the Parity Lien Obligations the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Parity Lien Secured Parties and Priority Lien Secured Parties represented by them that:

(1)                                 all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all Parity Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Parity Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Parity Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Parity Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(2)                                 all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt (and any Secured Hedging Obligations and Secured Cash Management Obligations related to such Series of Priority Lien Debt), whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt (and any Secured Hedging Obligations and Secured Cash Management Obligations related to such Series of Priority Lien Debt), and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Priority Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Priority Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Priority Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Priority Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Secured Hedging Obligations or Secured Cash Management Obligations if the related Secured Hedging Agreement or Secured Cash Management Agreement, as applicable, prohibits the applicable Hedge Bank or Cash Management Bank, as applicable, from accepting the benefit of a Lien on any particular asset or property or such Hedge Bank or Cash Management Bank, as applicable, otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

It is understood and agreed that nothing in this Section 2.9 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.3.

SECTION 2.10                                      No New Liens.

So long as the Discharge of Priority Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any or any other Grantor, the parties hereto agree that the Borrower will not, and will not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Parity Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Priority Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.3 hereof; and

(b) except as set forth in the last paragraph of this Section 2.10, grant or permit any additional Liens on any asset or property to secure any Priority Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Parity Lien Obligations; provided that this provision will not be violated if the Collateral Trustee is given a reasonable opportunity to accept a Lien on any asset or property for the benefit of the Parity Lien Secured Parties and the Collateral Trustee states in writing that the Parity Lien Documents prohibit the Collateral Trustee from accepting a Lien on such asset or property or the Parity Lien Representative otherwise expressly declines to accept a Lien on such asset or property.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Priority Lien Secured Parties, the Collateral Trustee, on behalf of the Parity Lien Secured Parties, agrees that any amounts received by or distributed to it pursuant to or as a result of Liens granted in contravention of this Section 2.10 shall be subject to Section 3.4.

Notwithstanding anything in this Agreement to the contrary (including any of the foregoing in this Section 2.10 and Section 2.11), (i) cash and cash equivalents may be pledged to secure Priority Lien Obligations consisting of reimbursement obligations in respect of letters of credit and swing line loans (and/or any obligations of lenders participating in the facilities under which such letters of credit are issued and swing line loans made) pursuant to the Priority Lien Documents without granting a Lien thereon to secure any other Priority Lien Obligations, Parity Lien Obligations or any other Secured Obligation and (ii) Holdings may grant Liens on the equity interests and related rights in the Borrower to secure Priority Lien Obligations without granting a Lien thereon to secure any Parity Lien Obligation.

SECTION 2.11                                      Similar Liens and Agreements.

The parties hereto agree that, except as provided in Section 2.10, it is their intention that the Collateral for the Priority Lien Obligations and the Collateral for the Parity Lien Obligations be identical.  In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, that the Security Documents creating or evidencing the Priority Liens and the Parity Liens, will be in all material respects the same forms of documents other than as is necessary or appropriate to reflect the first lien and second lien nature of the Obligations thereunder.

In addition, the Company agrees that each mortgage securing any Parity Lien on such property contain such other language as the Controlling Representative may reasonably request to reflect the subordination of such mortgage to the mortgage securing any Priority Lien on such property.

SECTION 2.12                                      Confirmation of Subordination in Parity Lien Security Documents.

The Company agrees that each Parity Lien Security Document shall include the following language (or language to similar effect approved by the Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee for the benefit of the Parity Lien Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee for the benefit of the Parity Lien Secured Parties hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of March 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among The Huntington National Bank, as Administrative Agent, Wilmington Trust, National Association, as Trustee, Lord Securities Corporation, as Collateral Trustee and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern and control.”

ARTICLE 3.                                              OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

SECTION 3.1                                             Appointment and Undertaking of the Collateral Trustee.

(a)                                 Each Hedge Bank and Cash Management Bank and each other Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Security Documents hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein.  Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties, in accordance with the terms of this Agreement:

(1)                                 accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2)                                 take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3)                                 deliver and receive notices pursuant to this Agreement and the Security Documents;

(4)                                 sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5)                                 remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6)                                 execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officer’s Certificate to the effect that the amendment or supplement was permitted under Section 7.1 and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Section 3.8, 3.9 or 7.21 hereof;

(7)                                 release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2 or Article 4;

(8)                                 provide direction, consent or approval under a Security Document to the extent such Security Document or this Agreement contemplates that such direction, consent or approval be given at the direction of the Controlling Representative or an Act of Required Secured Parties (for avoidance of doubt, the foregoing shall not apply to any exercise of remedies, release of collateral or amendment of the Security Documents each of which will be done solely as provided elsewhere in this Agreement); and

(9)                                 act or decline to act in connection with any enforcement of Liens as provided in Section 3.3.

(b)                                 Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c)                                  Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement; provided that, notwithstanding the foregoing, the Required Parity Lien Debtholders (or any Parity Lien Representative representing such Required Parity Lien Debtholders) may direct the Collateral Trustee with respect to the enforcement of Parity Lien Security Documents and rights and remedies against the Collateral after expiration of the Standstill Period to the extent provided in Section 2.4.

(d)                                 Notwithstanding anything to the contrary contained in this Agreement, no Parity Lien Representative may serve as Collateral Trustee.  In addition,  notwithstanding anything to the contrary contained in this Agreement, neither the Borrower nor any of its Affiliates may serve as Collateral Trustee.

SECTION 3.2                                             Release or Subordination of Liens.  The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(a)                                 solely with respect to subordination of the Liens on the Collateral, as directed by (x) the Controlling Representatives or (y) an Act of Required Secured Parties, in each case, accompanied by an Officer’s Certificate to the effect that the subordination was permitted by each applicable Secured Debt Document;

(b)                                 as required by Article 4;

(c)                                  as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(d)                                 for the subordination of the Junior Trust Estate and the Parity Liens to the Senior Trust Estate and the Priority Liens.

SECTION 3.3                                             Enforcement of Liens.  If the Collateral Trustee at any time receives written notice from a Secured Debt Representative that any event has occurred that constitutes a default under any Secured Debt Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the applicable Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each other Secured Debt Representative. Thereafter, the Collateral Trustee may await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties; provided, however, that upon expiration of the Standstill Period the Collateral Trustee shall exercise or decline to exercise enforcement rights, powers and remedies as directed by the Required Parity Lien Debtholders as provided in Section 2.4 hereof unless the Priority Lien Secured Parties or a Priority Lien Representative shall have caused the Collateral Trustee to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral.  Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable and in the best interest of the Secured Parties.

SECTION 3.4                                             Application of Proceeds.

(a)                                 The Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds thereof, the proceeds of any title insurance or other insurance policy with respect to any Collateral required under any Priority Lien Document or Parity Lien Document or otherwise covering the Collateral, in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document (including, but not limited to, indemnification obligations that are then due and payable);

SECOND, to the repayment of obligations, other than the Secured Obligations, secured by a Permitted Prior Lien on the Collateral sold or realized upon to the extent that such other Lien has priority over the Priority Liens but only if such obligation is discharged (in whole or in part) in connection with such sale or other realization;

THIRD, to the respective Priority Lien Representatives on a pro rata basis for each Series of Priority Lien Debt (and Secured Hedging Obligations and Secured Cash Management Obligations represented by such Priority Lien Representative) that are secured by such Collateral for application to the payment of all such outstanding Priority

Lien Debt and any such other Priority Lien Obligations that are then due and payable and/or that are to be cash collateralized pursuant to the terms of the Priority Lien Documents and so secured (for application in such order as may be provided in the Priority Lien Documents applicable to the respective Priority Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Priority Lien Debt and all other Priority Lien Obligations that are then due and payable and/or to be cash collateralized pursuant to the terms of the Priority Lien Documents (including all Post-Petition Interest (and in the case of interest, at any applicable post-default rate), whether or not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt);

FOURTH, to the respective Parity Lien Representatives on a pro rata basis for each Series of Parity Lien Debt that are secured by such Collateral application to the payment of all outstanding Parity Lien Debt and any other Parity Lien Obligations that are so secured and then due and payable (for application in such order as may be provided in the Parity Lien Documents applicable to the respective Parity Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Parity Lien Debt and all other Parity Lien Obligations that are then due and payable and so secured (including, to the extent legally permitted, all Post-Petition Interest (and in the case of interest, at any applicable post-default rate), whether or not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit, if any, constituting Parity Lien Debt); and

FIFTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Borrower or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Secured Debt has released its Lien on any Collateral as described below in Section 4.4, then such Series of Secured Debt and any related Secured Obligations of that Series of Secured Debt thereafter shall not be entitled to share in the proceeds of any Collateral so released by that Series of Secured Debt.

(b)                                 If any Parity Lien Representative or any Parity Lien Secured Party collects or receives any proceeds of such foreclosure, collection or other enforcement, proceeds of any title or other insurance with respect to any Collateral and any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the Priority Lien Obligations in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Parity Lien Representative or such Parity Lien Secured Party, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the Priority Lien Secured Parties, to be applied in accordance with Section 3.4(a).  Until so delivered, such proceeds shall be segregated and will be held by that Parity Lien Representative or that Parity Lien Secured Party, as the case may be, for the benefit of the Priority Lien Secured Parties.

(c)                                  This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of Priority Liens and Parity Liens.  The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(d)                                 In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e)                                  In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Priority Lien Representative, Hedge Bank and Cash Management Bank as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Priority Lien Debt and any other Priority Lien Obligations, the amount of any Hedging Termination Value or “settlement amount” (or similar term) of any Secured Hedging Agreements and the amount of outstanding obligations under any Secured Cash Management Agreements included in the Priority Lien Obligations and information supplied by the relevant Parity Lien Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Parity Lien Debt and any other Parity Lien Obligations.  In calculating the amount of Secured Obligations owed to any Hedge Bank or Cash Management Bank, the Secured Obligations owed to such Hedge Bank shall be determined by the relevant Hedge Bank or Cash Management Bank in accordance with the terms of the relevant Secured Hedging Agreement or Secured Cash Management Agreement, as applicable.  Notwithstanding the foregoing, the Collateral Trustee shall have no obligation to allocate proceeds to any Hedge Bank or Cash Management Bank that has not notified the Collateral Trustee in writing of its outstanding Priority Lien Obligations prior to any such allocation by the Collateral Trustee; provided that the Collateral Trustee has given Priority Lien Representative representing such Secured Hedging Obligations and Secured Cash Management Obligations at least 5 Business Days’ prior written notice that it shall be applying proceeds in accordance with Section 3.4(a); it being understood and agreed that (A) prior to the Discharge of Credit Agreement Obligations, the Priority Lien Representative representing Secured Hedging Obligations shall include reference to the Administrative Agent as representing Secured Hedging Obligations relating to the Specified Secured Hedging Agreements and (B) following the Discharge of Credit Agreement, if at any time prior to the Discharge of Priority Lien Obligations the only remaining Priority Lien Obligations are Secured Hedging Obligations, then the Priority Lien Representative representing Secured Hedging Obligations shall include the Person designated to the Collateral Trustee as such by the Act of Required Secured Parties (within the meaning of the term specified in the proviso to clause (ii) in the definition of the term “Act of Required Secured Parties”).

SECTION 3.5               Powers of the Collateral Trustee.

(a)           The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b)           No Secured Debt Representative or Secured Party (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee.

SECTION 3.6               Documents and Communications.  The Collateral Trustee will permit each Secured Debt Representative and each Secured Party upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

SECTION 3.7               For Sole and Exclusive Benefit of the Secured Parties.  The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8               Additional Secured Debt.

(a)           The Collateral Trustee will, as collateral trustee hereunder, perform its undertakings set forth in this Agreement with respect to any Secured Debt that is issued or incurred after the date hereof if:

(1)           such Secured Debt is identified as Parity Lien Debt or Priority Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2)           unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Secured Debt whose Secured Debt Representative is already party to this Agreement, the designated Secured Debt Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt and (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Secured Debt, shall automatically constitute Secured Debt and shall not require compliance with the procedures set forth in Section 3.8(b).

(b)           The Borrower will be permitted to designate as Secured Debt hereunder any Funded Debt incurred by the Borrower or any other Grantor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents.  The Borrower may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(1)           states that the Borrower or such other Grantor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (as specified in such Additional Secured Debt Designation) (i) Priority Lien Debt not prohibited by any Secured Debt Document to be incurred and secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt or (ii) Parity Lien Debt not prohibited by any Secured Debt Document to be incurred and secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt; and

(2)           specifies the name and address of the Secured Debt Representative for such Additional Secured Debt for purposes of this Agreement including Section 7.7.

Although the Borrower shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt and/or Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with.  Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any other Grantor to incur additional Funded Debt or Liens if prohibited  by the terms of any Secured Debt Documents.

(c)           With respect to any Secured Debt that is issued or incurred after the date hereof, Borrower and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Trustee, any Priority Lien Representative, any Parity Lien Representative or any Act of Required Secured Parties, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below),  to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents).  Borrower and each Grantor hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c) or Section 3.8(d), all such amounts shall be paid by, and shall be for the account of, Borrower and the respective Grantors, on a joint and several basis.

(d)           Without limitation of the foregoing, Borrower and each of the other Grantors agrees to take the following actions with respect to any Real Property Collateral with respect to all Additional Secured Debt:

(1)           to the extent requested by the Secured Debt Representative for such Additional Secured Debt, within 90 days (as such period may be extended in the reasonable discretion of such Secured Debt Representative) after the effectiveness of the designation of such Additional Secured Debt,

(A)          Borrower and the other applicable Grantors shall enter into, and deliver to the Collateral Trustee a mortgage modification (each such modification, a “Modification”) or new mortgage or deed of trust with regard to each real property subject to a mortgage or deed of trust (each such mortgage or deed of trust a “Mortgage,” and each such property a “Mortgaged Property”), to the extent, and with such changes, as may be required to account for local law matters, at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee, such Secured Debt Representative and the Borrower and such other Grantors are jointly and severally liable to pay all filing and recording fees and taxes, documentary stamp taxes and other taxes, charges and fees, if any, necessary for filing or recording in the recording office of each jurisdiction where such real property to be encumbered thereby is situated;

(B)          the Borrower or the applicable Grantor will cause to be delivered a local counsel opinion with respect to each such Modification or Mortgage in form and substance, and issued by law firms, in each case, reasonably satisfactory to the Collateral Trustee and the Controlling Representative;

(C)          the applicable Grantor shall deliver to the approved title company or other applicable service provider, the Collateral Trustee and/or all other relevant third parties all other items reasonably necessary to record each such Mortgage and Modification, and to create, perfect or preserve the validity, enforceability and priority of the Lien of the Mortgage(s) as set forth above and contemplated hereby and by the Secured Debt Documents; and

(2)           Borrower and the other applicable Grantors shall deliver to the Collateral Trustee a completed standard “life of loan” flood hazard determination form for each property encumbered by a Mortgage, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (i) a notification from the Borrower to the Collateral Trustee (“Borrower Notice”) and (if applicable) notification to the Collateral Trustee that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 is not available because the applicable community does not participate in the NFIP, (ii)

documentation evidencing the Collateral Trustee’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (iii) if a Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Collateral Trustee.

(e)           The Borrower shall have the right at any time on or after the Discharge of Priority Lien Obligations has occurred, to enter into any Priority Lien Document evidencing a Priority Lien Debt which incurrence is not prohibited by the applicable Secured Debt Documents, and to designate such Funded Debt as Priority Lien Debt in accordance with Section 3.8(b).  At any time from and after the date of such designation pursuant to Section 3.8(b) (the “Reference Date”), the obligations under such Priority Lien Document shall automatically and without further action be treated as Priority Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Parity Lien Obligations shall be at all times subordinated and junior to such Priority Liens Obligations pursuant to the terms of this Agreement, including with respect to Parity Lien Obligations that were incurred or outstanding on or prior to the Reference Date.

ARTICLE 4.               OBLIGATIONS ENFORCEABLE BY THE BORROWER AND THE OTHER GRANTORS

SECTION 4.1               Release of Liens on Collateral.

(a)           The Collateral Trustee’s Liens upon the Collateral will be released in any of the following circumstances:

(1)           in whole, upon (A) payment in full and discharge of all outstanding Secured Debt and all other Secured Obligations (other than Secured Cash Management Obligations and any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) that are outstanding, due and payable at the time all of the Secured Debt is paid in full and discharged; (B) termination or expiration of all commitments to extend credit under all Secured Debt Documents and the cancellation or termination, cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Secured Debt Documents or, solely to the extent if any agreed to by the issuer of any outstanding letter of credit issued pursuant to any Secured Debt Document, the issuance of a back to back letter of credit in favor of the issuer of any such outstanding letter of credit in an amount equal to such outstanding letter of credit and issued by a financial institution acceptable to such issuer; and (C) with respect to any Secured Hedging Obligations, (x) the cash collateralization of all such Secured Hedging Obligations on terms satisfactory to each applicable Hedge Bank or the making of such other arrangements satisfactory to the applicable Hedge Bank or (y) the expiration and termination of all Secured Hedging Agreements evidencing such Secured Hedging Obligations and payment in full in cash of all Secured Hedging Agreements with respect thereto;

(2)           as to any Collateral that is sold, transferred or otherwise disposed of by the Borrower or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Borrower or any other Grantor in a transaction or other circumstance that is permitted by all of the other Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Trustee’s Liens upon the Collateral will not be released if the sale or disposition is to a Person who is required to succeed to, and is substituted for, the Borrower or a Grantor under Article V of the Indenture (or any analogous provision in any other Secured Debt Document);

(3)           as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (2) above), if directed by (x) the Controlling Representative or (y) an Act of Required Secured Parties, in each case, accompanied by an Officer’s Certificate to the effect that the release was permitted by each applicable Secured Debt Documents; provided that this clause (3) shall not apply to (i) a Discharge of Priority Lien Obligations upon payment in full thereof or (ii) sales or dispositions subject to Section 5.01 of the Indenture (or any analogous provision in any other Secured Debt Document);

(4)           as to a release of less than all or substantially all of the Collateral securing the Priority Lien Debt (other than pursuant to clause (2) above), (i) if directed by (x) the Controlling Priority Lien Representative or (y) an Act of Required Secured Parties, in each case, accompanied by an Officer’s Certificate to the effect that the release was permitted by the Priority Lien Documents and (ii) upon the release of the Priority Liens on such Collateral, then the Parity Liens on such Collateral shall be automatically, unconditionally and simultaneously released; provided, that this clause (4) shall not apply to (A) Discharge of Priority Lien Obligations upon payment in full thereof or (B) sales or dispositions subject to Section 5.01 of the Indenture (or any analogous provision in any other Secured Debt Document);

(5)           as to a release of all or substantially all of the Collateral (other than pursuant to clause (1) above), if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each applicable Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Borrower has delivered an Officer’s Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained;

(6)           (i) if any Guarantor is released from its obligations under each of the Priority Lien Documents (including as a result of being designated an Unrestricted Subsidiary or otherwise ceasing to be a Subsidiary) pursuant to the Priority Lien Documents, then the Priority Liens on the Collateral owned by such Guarantor and the obligations of such Guarantor under its Guarantee of the Priority Lien Obligations, shall be automatically, unconditionally and simultaneously released and (ii) if any Guarantor is released from its obligations under each of the Parity Lien Documents (including as a result of being designated an Unrestricted Subsidiary or otherwise ceasing to be a Subsidiary), then the Parity Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Parity Lien Obligations, shall be automatically, unconditionally and simultaneously released; provided that this clause (6) shall not apply to a Discharge of Priority Lien Obligations upon payment in full thereof;

(7)           as to any Series of Secured Debt to the extent that any asset is or becomes released or excluded from the Collateral under the Secured Debt Documents of such Series of Secured Debt;

(8)           notwithstanding any of the foregoing, if the Collateral Trustee is exercising its rights or remedies with respect to the Collateral under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, and the Collateral Trustee releases any of the Priority Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the Priority Lien Obligations in connection therewith, then the Parity Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Parity Lien Obligations, shall be automatically, unconditionally and simultaneously released.  If in connection with any exercise of rights and remedies by the Collateral Trustee under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Trustee releases Priority Lien on the property or assets of such Person then the Parity Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the Priority Liens on such property or assets are released.

(b)           The Collateral Trustee agrees for the benefit of the Borrower and the other Grantors that if the Collateral Trustee at any time receives:

(1)           an Officer’s Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with; and

(2)           the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable, or such other proposed acknowledgment of such release of Lien as to such property; and

(3)           in the case of clause (3) or (4) of Section 4.1(a), the other direction required by such clause;

then the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are requested) and deliver such release or acknowledgment to the Borrower or other applicable Grantor on or before the date specified in such request.

(c)           The Collateral Trustee hereby agrees that:

(1)           in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Borrower or other applicable Grantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2)           at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Parity Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.1(a)(3), the Collateral Trustee will deliver a copy of such Act of Required Secured Parties to each Secured Debt Representative.

SECTION 4.2               [Reserved]

SECTION 4.3               Collateral Trustee not Required to Serve, File or Record.  The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Borrower or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of such Borrower or Grantor to comply with the requirements of such UCC provision; provided, further, that the Collateral Trustee must first confirm with the Secured Debt Representatives that the requirements of such UCC provisions have been satisfied.

SECTION 4.4               Release of Liens in Respect of any Series of Priority Lien Debt, any Series of Parity Lien Debt or Affiliate Securities.

(a)    Release of Liens in Respect of the Notes.  In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Parity Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Parity Lien on the Collateral will terminate and be discharged:

(1)           upon satisfaction and discharge of the Indenture as set forth under Article XI of the Indenture;

(2)           upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Article VIII of the Indenture;

(3)           upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged;

(4)           in whole or in part, upon the direction of the Trustee or with the consent of the holders of the requisite percentage of Notes in accordance with Article IX of the Indenture; or

(5)           upon the occurrence of any of the circumstances described under Section 4.1 or Section 3.2 that provides for (or permits) a release of Parity Liens under this Agreement.

(b)    Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Parity Lien Debt other than the  Notes.   In addition to any release pursuant to Section 4.1 hereof, as to any Series of Priority Lien Debt, the Collateral Trustee’s Priority Lien will no longer secure such Series of Priority Lien Debt (i) if the requirements of a Discharge of Priority Lien Obligations are satisfied with respect to such Series of Priority Lien Debt and all Priority Lien Obligations (including, for the avoidance of doubt, with respect to all Secured Hedging Obligations but excluding, for the avoidance of doubt, any Secured Cash Management Obligations) related thereto or (ii) upon the direction of the Priority Lien Representative for such Series of Priority Lien Debt or with the consent of the holders of the requisite percentage of the Priority Lien Debt of such Series in accordance with the provisions of the applicable Priority Lien Documents.   Notwithstanding anything to the contrary, if the requirements set forth in the immediately preceding sentence are satisfied, the Collateral Trustee’s Priority Lien will no longer secure any Secured Cash Management Obligations relating to such Series of Priority Lien Debt (without notice to, or vote or consent of, any Cash Management Bank), whether or not on the date of the Discharge of Priority Lien Obligations  with respect to the Priority Lien Debt of such Series occurs there may be any outstanding Secured Cash Management Obligations.  In addition to any release pursuant to Section 4.1 hereof, as to any Series of Parity Lien Debt other than the Notes, the Collateral Trustee’s Parity Lien will no longer secure such Series of Parity Lien Debt (i) if such Parity Lien Debt has been paid in full in cash, all commitments to extent credit in respect of such Series of Parity Lien Debt have been terminated and all other Parity Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Parity Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) or (ii) upon the direction of the Parity Lien Representative for such Series of Parity Lien Debt or with the consent of the holders of the requisite percentage of the Parity Lien Debt of such Series in accordance with the provisions of the applicable Parity Lien Documents.

(c)     Release of Liens with respect to Affiliate Securities.  In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Securities and Exchange Commission to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Securities and Exchange Commission of separate financial statements of any “affiliate” of the Borrower due to the fact that such affiliate’s “securities” secure any Series of Secured Debt, then such “securities” shall automatically be deemed not to constitute security for any Series of Secured Debt so affected (but shall continue to constitute collateral for any Series of Secured Debt not having the above described effect).   As used herein, “securities” and “affiliate” shall have the meaning set forth in Regulation S-X or such other law, rule or regulation, as applicable.  In addition, any

Series of Secured Debt may disclaim the benefit of any Affiliate Securities in any Collateral Trust Joinder.

ARTICLE 5.         IMMUNITIES OF THE COLLATERAL TRUSTEE

SECTION 5.1               No Implied Duty.  The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents.  The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2               Appointment of Agents and Advisors.  The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3               Other Agreements.  The Collateral Trustee has accepted its appointment as Collateral Trustee hereunder and is bound by the Security Documents  executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Secured Parties, the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee.  The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents to which it is a party).

SECTION 5.4               Solicitation of Instructions.

(a)           The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officer’s Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b)           No written direction given to the Collateral Trustee by an Act of Required Secured Parties that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

SECTION 5.5               Limitation of Liability.  The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction.

SECTION 5.6               Documents in Satisfactory Form.  The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7               Entitled to Rely.  The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Borrower or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof.  The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officer’s Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on Officer’s Certificate or opinion of counsel as to such matter and such Officer’s Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8               Secured Debt Default.  The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties.

SECTION 5.9               Actions by Collateral Trustee.  As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Parties.

SECTION 5.10             Security or Indemnity in favor of the Collateral Trustee.  The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11             Rights of the Collateral Trustee.  In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document.  In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12             Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a)           Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided, however, that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Secured Debt Representative.  The Collateral Trustee shall deliver to each other Secured Debt Representative a copy of any such written request.  The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b)           Except as provided in Section 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

SECTION 5.13             Assumption of Rights, Not Assumption of Duties.  Notwithstanding anything to the contrary contained herein:

(1)           each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(2)           the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3)           the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the Collateral Trustee.

SECTION 5.14             No Liability for Clean Up of Hazardous Materials.  In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

ARTICLE 6.               RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

SECTION 6.1               Resignation or Removal of Collateral Trustee.  Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a)           the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Borrower; and

(b)           the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Secured Parties.

SECTION 6.2               Appointment of Successor Collateral Trustee.  Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Secured Parties with the consent of the Borrower, not to be unreasonably withheld, delayed or conditioned.  If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Borrower), at its option, appoint a successor Collateral Trustee with the consent of the Borrower, not to be unreasonably withheld, delayed or conditioned, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1)           authorized to exercise corporate trust powers;

(2)           having a combined capital and surplus of at least $250,000,000;

(3)           that is not a Parity Lien Representative or the Borrower or an Affiliate of the Borrower.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

SECTION 6.3               Succession.  When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1)         such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(2)         the predecessor Collateral Trustee will (at the expense of the Borrower) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.11 and 7.12.

SECTION 6.4               Merger, Conversion or Consolidation of Collateral Trustee.  Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Borrower, each Priority Lien Representative and each Parity Lien Representative thereof in writing.

ARTICLE 7.               MISCELLANEOUS PROVISIONS

SECTION 7.1               Amendment.

(a)           (x) No amendment or supplement to the provisions of this Agreement will be effective without the approval of the Borrower and the Collateral Trustee acting as directed by (I) if the Discharge of Priority Lien Obligations has not occurred, the Controlling Priority Lien Representative and (II) the Parity Lien Representative that represents the Series of Parity Lien Debt with the then largest outstanding principal amount in accordance with the Parity Lien Documents and (y) no amendment or supplement to the provisions of any other Security Document shall be effective without the approval of the Borrower or any other applicable Grantor party thereto and the Collateral Trustee acting at the direction of (A) in the case of a Priority Lien Security Document, the Controlling Priority Lien Representative or (B) in the case of a Parity Lien Security Document, the Parity Lien Representative that represents the Series of Parity Lien Debt with the then largest outstanding principal amount in accordance with the Parity Lien Documents, except that:

(1)           any amendment or supplement that has the effect solely of:

(A)          adding or maintaining Collateral, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein; or

(B)          providing for the assumption of any Grantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of such Grantor to the extent not prohibited by the terms of the Indenture, the Credit Agreement or any other Secured Debt Documents, as applicable;

will become effective when executed and delivered by the Borrower or any other applicable Grantor party thereto and the Collateral Trustee, if the Borrower executes and delivers an Officer’s Certificate certifying that such amendment or supplement is permitted under this clause (1);

(2)           no amendment or supplement that reduces, impairs or adversely affects the right of any Secured Party:

(A)          to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definitions of “Act of Required Secured Parties”, “Act of Required Parity Lien Debtholders”, “Major Non-Controlling Priority Representative” or “Controlling Representative”);

(B)          to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4;

(C)          to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4; or

(D)          under this Section 7.1,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents;

(3)           no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights, duties, obligations, protections, indemnities or immunities of the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such will become effective without the written consent of the Collateral Trustee or such Secured Debt Representative, respectively; and

(4)           this Agreement may be modified to add in accordance with this Agreement (x) an additional Grantor by an agreement substantially in the form of Exhibit C executed by such additional Grantor, and (y) Additional Secured Debt by an agreement substantially in the form of Exhibit B executed by the additional Secured Debt Representative.

(b)           Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3), any amendment or waiver of, or any consent under, any provision of any Priority Lien Security Document will apply automatically to any comparable provision of any comparable Parity Lien Security Document without the consent of any Parity Lien Secured Party and without any action by the Borrower or any other Grantor or any holder of notes or other Parity Lien Secured Party.

(c)           The Collateral Trustee will not enter into any amendment or supplement unless it has received an Officer’s Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents.  Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Borrower to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Borrower addressing customary creation and perfection, and if such additional Collateral consists of equity interests of any Person which equity interests constitute certificated securities, priority matters with respect to such additional Collateral (which opinion may be subject to customary assumptions and qualifications).

SECTION 7.2               Voting.  In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt.  The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt.  Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes under that Series of Secured Debt as a block in respect of any vote under this Agreement.

SECTION 7.3               Further Assurances.

(a)           The Borrower and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become, or are required by any Secured Debt Document to become, Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b)           Upon the reasonable request of the Collateral Trustee or any Secured Debt Representative at any time and from time to time, the Borrower and each of the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of the Secured Parties.

SECTION 7.4               Perfection of Junior Trust Estate.

Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as agent of the Parity Lien Secured Parties and the Parity Lien Representatives in any portion of the Junior Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, securities accounts or money, the Collateral Trustee, the Priority Lien Secured Parties and the Priority Lien Representatives hereby acknowledge that the Collateral Trustee also holds such property as gratuitous bailee for the benefit of the Collateral Trustee for the benefit of the Parity Lien Secured Parties and the Parity Lien Representatives (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c) of the UCC).  Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Trustee in its capacity as agent of the holders of the Priority Lien Obligations, the Collateral Trustee agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the Parity Lien Secured Parties and the Parity Lien Representatives.

SECTION 7.5               [Reserved].

SECTION 7.6               Successors and Assigns.

(a)           Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void.  All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b)           Neither the Borrower nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void.  All obligations of the Borrower and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.7               Delay and Waiver.  No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof.  No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.8               Notices.  Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	Lord Securities Corporation
48 Wall Street, 27th Floor
New York, NY 10005
Attention: General Counsel
Telephone: (212) 346-9000
Edward.oconnell@tmf-group.com

If to the Borrower or any other
Grantor:	Foresight Energy
211 North Broadway, Suite 2600
St. Louis, Missouri 63102
Attention: Rashda M. Buttar
Telephone: (314) 932-6103
Rashda.buttar@foresight.com

If to the Administrative Agent:	The Huntington National Bank
41 South High Street, HC0843
Columbus, Ohio 43287
Attention: Joshua D. Elsea
Phone: (614) 480-5429
Josh.Elsea@huntington.com

If to the Trustee:	Wilmington Trust, National Association
Global Capital Markets
1100 North Market Street
Wilmington, DE 19890
Fax: (302) 636-4149
Attn: Foresight Administrator

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Secured Debt, its address shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange; provided that all notices and communications to the Trustee shall be delivered in accordance with the provisions of Section 13.01 of the Indenture.  To the extent applicable, any notice or communication will also be so mailed to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder.  Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it; provided, that all notices and communications delivered to the Trustee shall be deemed effective only upon actual receipt by a responsible officer of the Trustee.

SECTION 7.9               Notice Following Discharge of Priority Lien Obligations.  Promptly following the Discharge of Priority Lien Obligations with respect to one or more Series of Priority Lien Debt, each Priority Lien Representative with respect to each applicable Series of Priority Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.

SECTION 7.10             Entire Agreement.  This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.11             Compensation; Expenses.  The Grantors jointly and severally agree to pay, promptly upon demand:

(1)           such compensation to the Collateral Trustee and its agents as the Borrower and the Collateral Trustee may agree in writing from time to time;

(2)           all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3)           all reasonable and documented fees, expenses and disbursements of outside legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Borrower or any other Grantor;

(4)           all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and insurance premiums;

(5)           all other reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(6)           after the occurrence of any Secured Debt Default, all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents and any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all reasonable and documented fees and disbursements of outside attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Secured Debt Representatives.

The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.12             Indemnity.

(a)           The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Secured Debt Representative and each of its Related Parties, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)           All amounts due under this Section 7.12 will be payable upon demand.

(c)           To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.12(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d)           No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Secured Debt Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e)           The agreements in this Section 7.12 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.13             Actions Upon Breach; Specific Performance.

.  If any Parity Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Parity Lien Secured Party that relief against such Parity Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Priority Lien Secured Parties, it being understood and agreed by each Parity Lien Representative, on behalf of each Parity Lien Secured Party  represented by it, that (i) the Priority Lien Secured Parties’ damages from actions of any Parity Lien Secured Party may at that time be difficult to ascertain and may be irreparable and (ii) each Parity Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.  Each of the Priority Lien Representatives may demand specific performance of this Agreement.  Each Parity Lien Representative, on behalf of itself and each other Parity Lien Secured Party represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Priority Lien Representative or any other Priority Lien Secured Party.  No provision of this Agreement shall constitute or be deemed to constitute a waiver by any Priority Lien Representative on behalf of itself and each other Priority Lien Secured Party represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 7.14             Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.15             Section Headings.  The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.16             Obligations Secured.  All obligations of the Grantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.17             Governing Law.  THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.18             Consent to Jurisdiction.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York.  By executing and delivering this Agreement, each Grantor, for itself and in connection with its properties, irrevocably:

(1)           accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(2)           waives any defense of forum non conveniens;

(3)           agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.8;

(4)           agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5)           agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

SECTION 7.19             Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.  EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 7.20             Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.21             Grantors and Additional Grantors.  The Borrower represents and warrants that each Person who is a Grantor on the date hereof has duly executed this Agreement.  The Borrower will cause each Person that hereafter becomes a Grantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.  The Borrower shall promptly provide each Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.21; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.21 are complied with.

SECTION 7.22             Continuing Nature of this Agreement.  This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding  or otherwise by any Priority Lien Secured Party or Priority Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise).  In the event that all or any part of a payment or distribution made with respect to the Priority Lien Obligations is recovered from any Priority Lien Secured Party or any Priority Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any Parity Lien Secured Party or Parity Lien Representative with respect to the Parity Lien Obligations from the proceeds of any Collateral or any insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Parity Lien Representative or that Parity Lien Secured Party, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the Priority Lien Secured Parties to be applied in accordance with Section 3.4.  Until so delivered, such proceeds will be held by that Parity Lien Representative or that Parity Lien Secured Party, as the case may be, for the benefit of the Priority Lien Secured Parties.

SECTION 7.23             Insolvency.  This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor.  The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.24             Rights and Immunities of Secured Debt Representatives.  The Administrative Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Credit Agreement, the Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein.  In no event will any Secured Debt Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

FORESIGHT ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

FORESIGHT ENERGY LP

By Foresight Energy GP LLC, its general partner

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

ADENA RESOURCES, LLC
AKIN ENERGY LLC
AMERICAN CENTURY MINERAL LLC
AMERICAN CENTURY TRANSPORT LLC
COAL FIELD CONSTRUCTION COMPANY LLC
COAL FIELD REPAIR SERVICES LLC
FORESIGHT COAL SALES LLC
FORESIGHT ENERGY EMPLOYEE SERVICES CORPORATION
FORESIGHT ENERGY FINANCE CORPORATION
FORESIGHT ENERGY LABOR LLC
FORESIGHT ENERGY SERVICES LLC
HILLSBORO TRANSPORT LLC
LD LABOR COMPANY LLC
LOGAN MINING LLC
M-CLASS MINING, LLC
MACH MINING, LLC
MACOUPIN ENERGY LLC
MARYAN MINING LLC
OENEUS LLC (D/B/A SAVATRAN LLC)
SENECA REBUILD LLC
SITRAN LLC
SUGAR CAMP ENERGY, LLC
TANNER ENERGY LLC
VIKING MINING LLC
WILLIAMSON ENERGY, LLC

By:	/s/ Robert D. Moore
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

THE HUNTINGTON NATIONAL BANK,
as Administrative Agent

By:	/s/ Joshua D. Elsea
Name: Joshua D. Elsea
Title: Vice President

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

LORD SECURITIES CORPORATION, as
Collateral Trustee

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti
Title: Director

[EXHIBIT A to Collateral Trust Agreement]

[FORM OF]
ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of March 28, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Foresight Energy LLC, a Delaware limited liability company (the “Borrower”), the Grantors from time to time party thereto, The Huntington National Bank, as Administrative Agent under the Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein), and Lord Securities Corporation, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement.  This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Priority Lien Debt or Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the [Borrower] hereby certifies on behalf of the [Borrower] that:

(A)          [insert name of the Borrower or other Grantor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt] or [Parity Lien Debt permitted by each applicable Secured Debt Document to be secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt];

(B)          the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.8 of the Collateral Trust Agreement is:

Telephone:

Fax:

IN WITNESS WHEREOF, the Borrower has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of                    , 20    .

FORESIGHT ENERGY LLC

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

[ ]

By:
Name:
Title:

[EXHIBIT B to Collateral Trust Agreement]

[FORM OF]
COLLATERAL TRUST JOINDER — ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement dated as of March 28, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Foresight Energy LLC, a Delaware limited liability company (the “Borrower”), the Grantors from time to time party thereto, The Huntington National Bank, as Administrative Agent under the Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein), and Lord Securities Corporation, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement.  This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Trust Agreement.

1. Joinder.  The undersigned,                      , a                , (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as [a Parity Lien Representative] [a Priority Lien Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt is Parity Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative hereby agrees, for the enforceable benefit of all holders of each current and future Series of Priority Lien Debt and Parity Lien Debt, each current and future Priority Lien Representative, each other current and future Parity Lien Representative and each current and future Priority Lien Secured Party and Parity Lien Secured Party and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a)    as provided by Section 2.9 of the Collateral Trust Agreement, all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all Parity Lien Secured Party equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Parity Lien Debt if the

Secured Debt Documents in respect thereof prohibit the applicable Parity Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Parity Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)    the New Representative and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

(c)    the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.  [or]

[Option B: to be used if Additional Debt is Priority Lien Debt]  [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Priority Lien Debt and Parity Lien Debt, each current and future Parity Lien Representative, each other existing and future Priority Lien Representative and each current and future Priority Lien Secured Party and Parity Lien Secured Party and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a)    as provided by Section 2.9 of the Collateral Trust Agreement, all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Priority Lien Secured Parties equally and ratably provided however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Priority Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Priority Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Priority Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y)  this provision will not be violated with respect to any particular Secured Hedging Obligations or Secured Cash Management Obligations if the related Secured Hedging Agreement or the Secured Cash Management Agreement, as applicable, prohibits the applicable Hedge Bank or Cash Management Bank from accepting the benefit of a Lien on any particular asset or property or such Hedge Bank or Cash Management Bank, as applicable, otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)    the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority

Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(c)    the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.]

3.  Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of                    , 20    .

[insert name of the new representative]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

Lord Securities Corporation, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT C
to Collateral Trust Agreement]

[FORM OF]
COLLATERAL TRUST JOINDER — ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement dated as of March 28, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Grantors from time to time party thereto, The Huntington National Bank, as Administrative Agent under the Credit Agreement (as defined therein), Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein), and Lord Securities Corporation, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement.  This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.21 of the Collateral Trust Agreement.

1.  Joinder.  The undersigned,                      , a                , hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.  Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of                    , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

LORD SECURITIES CORPORATION, as Collateral Trustee

By:
Name:
Title: